INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of earnings (loss) before income taxes consist of the following:

	2016	2015	2014
Canadian	$15,480	$2,611	$3,604
Foreign	4,215	(4,225)	(21,734)
Earnings (loss) before income taxes	$19,695	$(1,614)	$(18,130)

The income tax expense (recovery) consists of:

	2016	2015	2014
Canadian:
Current	$(287)	$11	$(1,165)
Deferred	401	(2,086)	(2,510)
	$114	$(2,075)	$(3,675)
Foreign:
Current	$7,304	$5,511	$2,630
Deferred	(3,108)	(2,376)	(232)
	$4,196	$3,135	$2,398
Total:
Current	$7,017	$5,522	$1,465
Deferred	(2,707)	(4,462)	(2,742)
	$4,310	$1,060	$(1,277)

The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2016	2015	2014
Income tax expense (recovery) at Canadian statutory income tax rates of 26.01% (2015 - 26.01%; 2014 - 26.02%)	$5,122	$(421)	$(4,733)
Increase (decrease) in income taxes for:
Permanent and other differences	(2,192)	(464)	(227)
Change in statutory/foreign tax rates	11,581	(979)	(2,930)
Change in valuation allowance	(11,403)	1,952	5,051
Stock-based compensation expense	1,039	1,206	1,385
Adjustment to prior years	163	(234)	177
Income tax expense (recovery)	$4,310	$1,060	$(1,277)

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2016	2015
Deferred income tax assets (liabilities)
Property and equipment	$2,223	$2,532
Non capital loss carry-forwards	63,094	76,183
Capital loss carry-forwards	4,321	4,487
Scientific research and development expenses and credits	25,651	21,988
Reserves and other	13,201	13,716
Acquired intangibles	(9,102)	(9,498)
	99,388	109,408

Valuation allowance	94,807	106,210
	$4,581	$3,198

	2016	2015
Classification:
Assets
Non-current	$16,039	$14,865
Liabilities
Non-current	(11,458)	(11,667)
	$4,581	$3,198

At December 31, 2016, we have provided for a valuation allowance on our deferred tax assets of $94,807 (2015 - $106,210).

At December 31, 2016, we have Canadian allowable capital loss carry-forwards of $11,519 that are available, indefinitely, to be deducted against future Canadian taxable capital gains.  In addition, we have investment tax credits of $22,664 and $10,350 available to offset future Canadian federal and provincial income taxes payable, respectively.  The investment tax credits expire between 2018 and 2036.  At December 31, 2016, our U.S. subsidiary has $6,445 of California research & development tax credits which may be carried forward indefinitely.

At December 31, 2016, net operating loss carry-forwards for our foreign subsidiaries were $7,419 for U.S. income tax purposes that expire between 2020 and 2023, $262 for Hong Kong income tax purposes, $16,056 for Sweden income tax purposes, $9 for Norway income tax purposes, $527 for Luxembourg income tax purposes, and $196,709 for French income tax purposes.  The Hong Kong, Sweden, Norway, Luxembourg and French net operating loss carry-forward may be carried forward indefinitely. Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income.  In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation. The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement.  Our French subsidiaries also have research tax credit carried forward of $5,392 and a competitiveness and employment tax credit carried forward of $223 as at December 31, 2016.  The French tax credits may be used to offset against corporate income tax and if any tax credits are not fully utilized within a three year period following the year the tax credit are earned, it may be refunded by the French tax authorities. Tax loss and tax credits carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate.  Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.

In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized.  Management considers projected future taxable income and tax planning strategies in making our assessment.

No provision for taxes have been provided on undistributed foreign earnings, as it is the company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occur in the future.

Accounting for uncertainty in income taxes

At December 31, 2016, we had gross unrecognized tax benefits of $4,329 (2015 — $4,346).  Of this total, $1,859 (2015 — $879) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.

Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2016	2015
Unrecognized tax benefits, beginning of year	$4,346	$5,913
Increases — tax positions taken in prior periods	633	78
Increases — tax positions taken in current period	74	115
Settlements and lapses of statute of limitations	(724)	(1,760)
Unrecognized tax benefits, end of year	$4,329	$4,346

We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations.  At December 31, 2016, we had accrued $1,058 (2015 - $1,044) for interest and penalties.

In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions.  Tax years ranging from 2004 to 2016 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, Sweden, Norway, India, Spain, and Luxembourg.

The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2016 could increase by approximately $911 in the next 12 months.